UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2020

EVOFEM BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 High Bluff Drive, Suite 600, San Diego, CA 92130
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code
(858) 550-1900

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVFM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
Series A Preferred Stock Purchase Rights, par value $0.0001 per share	N/A	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 3.02 of this Current Report on Form 8-K regarding the issuance of the Notes is incorporated into this Item 2.03 by reference.

Item 3.02.	Unregistered Sales of Equity Securities

Securities Purchase Agreement and Private Placement

As previously reported, on April 23, 2020, Evofem Biosciences, Inc. (the “Company,” “we” or “us”) and its wholly-owned domestic subsidiaries (the “Guarantors”) entered into a Securities Purchase and Security Agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Purchasers”) and their designated agent (the “Designated Agent”), pursuant to which the Company agreed to issue and sell to the Purchasers and the Purchasers agreed to purchase from the Company (i) convertible senior secured promissory notes (the “Notes”) in an aggregate principal amount of up to $25.0 million (the “Maximum Amount”) and (ii) warrants to purchase shares of common stock (the “Warrants”, and together with the Notes, the “Securities”) in a private placement (the “Private Placement”).

The initial closing occurred on April 24, 2020 (the “Initial Closing”) pursuant to the terms of the Securities Purchase Agreement, whereby the Company issued and sold to the Purchasers and the Purchasers purchased from the Company $15.0 million of Notes (the “First Closing Notes”) and Warrants to be exercisable for a number of shares of common stock equal to 50% of the aggregate principal amount of the First Closing Notes divided by the exercise price of the Warrant.

On June 9, 2020 in a second closing under the Purchase Agreement (the “Second Closing”), the Purchasers elected to purchase from the Company an additional $10.0 million of Notes (the “Second Closing Notes”) and Warrants (the “Second Closing Warrants”) to be exercisable for a number of shares of common stock equal to 50% of the aggregate principal amount of the Second Closing Notes divided by the exercise price of the Warrant. As of the Second Closing, the initial conversion price of the Notes, including the Second Closing Notes, and the initial exercise price of the Warrants, including the Second Closing Warrants, was $2.44, but is subject to adjustment as described in the Warrants. The Warrants have a five-year term with customary exercise blockers (mirroring the conversion blocker under the Notes) and have other customary terms, including a cashless exercise provision and buy-in remedy. The Second Closing Notes are also secured by a pledge of substantially all of the assets, including intellectual property, of the Company and each of the Guarantors pursuant to the Intellectual Property Security Agreement (“IP Security Agreement”) by and among the Company, the Designated Agent, and the guarantors.

Upon completion of the First Closing and the Second Closing, the Company expects to use these net proceeds for the commercialization of PhexxiTM, clinical research and development purposes, and for general corporate purposes, although the Company’s management will have broad discretion in the use of these funds.

The Notes and Warrants were offered and sold in the Second Closing pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder. The Purchasers are accredited investors and purchased the securities as an investment in a private placement that did not involve a general solicitation. The shares to be issued upon conversion of the Second Closing Notes and exercise of the Second Closing Warrants have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Registration Rights Agreement

In addition and as previously reported, pursuant to the Securities Purchase Agreement, the Company and the Purchasers may, at the request of the Designated Agent, enter into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company will grant to the Purchasers certain demand resale registration rights with respect to the common stock issuable upon conversion of the Note, exercise of the Warrants or any common stock acquired by the Purchasers hereafter (the  “Registrable Securities”). Pursuant to the Registration Rights Agreement, if and only if executed, the Company will be required, subject to limited exceptions, to file a registration statement covering the resale of the Registrable Securities by the Purchasers within 60 days following the request by a Purchaser. The Company, the Purchasers and certain of our and their affiliates will have reciprocal indemnification obligations under the Registration Rights Agreement. The rights under the Registration Rights Agreement will terminate automatically once all Registrable Securities cease to be Registrable Securities because of any of the following reasons (i) all Registrable Securities have been sold pursuant to an effective registration statement, (ii) all Registrable Securities have been sold by the Purchasers pursuant to Rule 144 as promulgated under the Securities Act (“Rule 144”), (iii) all Registrable Securities may be resold by the Purchasers without limitations as to volume or manner or sale pursuant to Rule 144, or (iv) ten years have the date of the Registration Rights Agreement.

The foregoing summaries of certain of the material terms of the Securities Purchase Agreement, the IP Security Agreement, the form of Note, the form of Warrant and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the documents attached hereto as exhibits 10.1, 10.2, 10.3, 4.1 and 10.4, respectively.

Additional Information And Where To Find It

The Company has filed a definitive proxy statement on Schedule 14A and associated proxy card with the SEC, which was filed on May 8, 2020, in connection with the solicitation of proxies for the special meeting of stock to be held on June 18, 2020 (the “Special Meeting”). The Company, its directors, its executive officers and certain other individuals set forth in the definitive proxy statement will be deemed participants in the solicitation of proxies from stockholders in respect of the Special Meeting. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement and a form of proxy, including the materials incorporated by reference therein, have been mailed to the stockholders of the Company. Stockholders can obtain a copy of the documents filed by the Company with the SEC, including the definitive proxy statement, free of charge by visiting the SEC’s website, www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Warrant (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K (File No. 001-36754) filed with the SEC on April 27, 2020).
10.1
Securities Purchase and Security Agreement, dated as of April 23, 2020, by and between Evofem Biosciences, Inc., its wholly-owned domestic subsidiaries as guarantors, certain affiliates of Baker Bros. Advisors LP, as purchasers, and Baker Bros. Advisors LP, as designated agent (agent (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K (File No. 001-36754) filed with the SEC on April 27, 2020).

10.2
Intellectual Property Security Agreement, dated as of April 23, 2020 by and between Evofem Biosciences, Inc., certain of its wholly-owned domestic subsidiaries and Baker Bros. Advisors LP, as collateral agent (incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K (File No. 001-36754) filed with the SEC on April 27, 2020).

10.3	Form of Note ((incorporated by reference to Exhibit 10.3 to Current Report on Form 8-K (File No. 001-36754) filed with the SEC on April 27, 2020).
10.4	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.4 to Current Report on Form 8-K (File No. 001-36754) filed with the SEC on April 27, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Date: June 9, 2020	By:	/s/ Justin J. File
Justin J. File Chief Financial Officer